Exhibit 99.1

     BANCFIRST CORPORATION REPORTS FIRST QUARTER EARNINGS INCREASE OF 33%

    OKLAHOMA CITY, April 21 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income of $10.9 million, or $1.36 diluted earnings per share for the quarter ended March 31, 2005. These results represent a 33% increase over the $8.2 million, or $1.03 diluted earnings per share reported for the same period a year ago.

    Net interest income of $31.7 million increased $3.8 million, or 13.6%, over the first quarter of 2004. The increase resulted from loan growth combined with rising interest rates. The Company's net interest margin was 4.67%, up from 4.20% for the same period a year ago. The Company's loan loss provision was $792,000, an increase of $72,000 compared to the same period a year ago. Noninterest income of $12.3 million was up 5.5% over the same period in 2004. Noninterest expense totaled $27.0 million versus $26.2 million a year ago. The Company's total revenues increased $4.4 million, or 11.2%, improving the Company's efficiency ratio to 61.2%, down from 66.1% in the first quarter of 2004. The Company's effective tax rate was 33.1% for the first quarter of 2005 compared to 35.6% in the first quarter of 2004. The reduction in the Company's 2005 tax rate was due in part to tax credits from certain loan transactions.

    David Rainbolt, President and CEO, said, "The Company's record operating performance is a result of our Company's loan growth momentum and the underlying strength in the Oklahoma economy. Asset quality is at an all-time high, as it should be at this point in the economic cycle. Our outlook for the remainder of 2005 for Oklahoma and our Company is positive."

    At March 31, 2005, the Company's assets totaled $3.1 billion. Total loans were $2.1 billion, 10.6% above the $1.9 billion level recorded a year ago. Deposits totaled $2.7 billion, unchanged from March 31, 2004. The Company's loan-to-deposit ratio approached 80% compared to the 2004 average level of 74.7%. At quarter end, stockholders' equity was $278 million, or 9.0%, of total assets.

    BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 84 banking locations servicing 43 communities across Oklahoma.

    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                        2005
                            -------------------------------------------------------------        Year-
                                  Q1             Q2               Q3              Q4            To-Date
                            ------------    ------------     ------------    ------------     ------------
Income Statement Data:
Net interest income         $     31,706                                                      $     31,706
Provision for loan losses            792                                                               792
Securities transactions               --                                                                --
Total noninterest income          12,348                                                            12,348
Salaries and
 employee benefits                16,277                                                            16,277
Total noninterest expense         26,978                                                            26,978
Net income                        10,887                                                            10,887
Per Common Share Data:
Net income-basic                    1.39                                                              1.39
Net income-diluted                  1.36                                                              1.36
Cash dividends declared             0.28                                                              0.28
Common shares outstanding      7,788,247                                                         7,788,247
Average common shares
 outstanding -
    Basic                      7,828,916                                                         7,828,916
    Diluted                    8,009,621                                                         8,009,621
Performance Ratios:
Return on average assets            1.44%                                                             1.44%
Return on average equity           15.70                                                             15.70
Net interest margin                 4.67                                                              4.67
Efficiency ratio                   61.24                                                             61.24

                                                        2004
                            -------------------------------------------------------------        Year-
                                 Q1              Q2               Q3              Q4            To-Date
                            ------------    ------------     ------------    ------------     ------------
Income Statement Data:
Net interest income         $     27,920    $     28,331     $     29,840    $     31,155     $    117,246
Provision for loan losses            720             201              879             899            2,699
Securities transactions               --            (148)               2             (90)            (236)
Total noninterest income          11,702          12,742           12,453          14,958           51,855
Salaries and
 employee benefits                15,805          15,757           15,875          15,779           63,216
Total noninterest expense         26,191          27,557           27,234          27,762          108,744
Net income                         8,191           8,638            9,313          11,034           37,176
Per Common Share Data:
Net income-basic                    1.05            1.10             1.19            1.41             4.75
Net income-diluted                  1.03            1.08             1.17            1.38             4.65
Cash dividends declared             0.25            0.25             0.28            0.28             1.06
Common shares outstanding      7,830,040       7,825,923        7,830,008       7,840,796        7,840,796
Average common shares
 outstanding -
    Basic                      7,825,530       7,834,040        7,827,370       7,835,094        7,830,513
    Diluted                    7,977,779       7,979,029        7,987,737       8,019,409        7,995,536
Performance Ratios:
Return on average assets            1.10%           1.13%            1.22%           1.43%            1.22%
Return on average equity           12.19           13.21            13.92           15.90            13.83
Net interest margin                 4.20            4.12             4.34            4.48             4.29
Efficiency ratio                   66.10           67.09            64.39           60.20            64.31

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                                     2005
                                         -----------------------------------------------------------
                                                Q1             Q2             Q3             Q4
                                         ------------     ------------   ------------   ------------
Balance Sheet Data:
Total assets                             $  3,068,215
Total loans                                 2,147,543
Allowance for loan losses                     (26,256)
Securities                                    531,331
Deposits                                    2,674,914
Stockholders' equity                          277,629
Book value per common share                     35.65
Tangible book value per common share            31.02
Balance Sheet Ratios:
Average loans to deposits                       79.21%
Average earning assets
 to total assets                                90.62
Average stockholders'
 equity to average assets                        9.17
Asset Quality Data:
Past due loans                           $      1,691
Nonaccrual loans                                8,863
Restructured loans                                544
Total nonperforming and
 restructured loans                            11,098
Other real estate owned
 and repossessed assets                         2,150
Total nonperforming and
 restructured assets                           13,248
Nonperforming and restructured
 loans to total loans                            0.52%
Nonperforming and restructured
 assets to total assets                          0.43
Allowance to total loans                         1.22
Allowance to nonperforming
 and restructured loans                        236.59
Net charge-offs to average loans                 0.05

                                                                      2004
                                         ---------------------------------------------------------------
                                               Q1              Q2               Q3               Q4
                                         ------------     ------------     ------------     ------------
Balance Sheet Data:
Total assets                             $  3,051,815     $  3,034,783     $  3,036,738     $  3,046,977
Total loans                                 1,940,883        1,963,888        2,036,025        2,093,515
Allowance for loan losses                     (26,403)         (25,921)         (25,568)         (25,746)
Securities                                    581,059          570,423          558,465          560,234
Deposits                                    2,673,020        2,668,466        2,664,769        2,657,434
Stockholders' equity                          263,563          260,960          270,528          277,497
Book value per common share                     33.66            33.35            34.55            35.39
Tangible book value per common share            29.52            29.22            30.49            30.77
Balance Sheet Ratios:
Average loans to deposits                       74.06%           72.23%           75.29%           76.29%
Average earning assets to total assets          90.59            91.32            91.21            90.98
Average stockholders'
 equity to average assets                        9.05             8.59             8.78             8.98
Asset Quality Data:
Past due loans                           $      2,266     $      2,398     $      1,699     $      3,149
Nonaccrual loans                               13,663            8,368            8,399            8,688
Restructured loans                                428              433              378              362
Total nonperforming and

 restructured loans                            16,357           11,199           10,476           12,199
Other real estate owned
 and repossessed assets                         3,796            3,675            3,167            2,513
Total nonperforming and
 restructured assets                           20,153           14,874           13,643           14,712
Nonperforming and restructured
 loans to total loans                            0.84%            0.57%            0.51%            0.58%
Nonperforming and restructured
 assets to total assets                          0.66             0.49             0.45             0.48
Allowance to total loans                         1.36             1.32             1.26             1.23
Allowance to nonperforming
 and restructured loans                        161.42           231.46           244.06           211.05
Net charge-offs to average loans                 0.10             0.14             0.25             0.14

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                                                  Three Months Ended
                                                                    March 31, 2005
                                                     --------------------------------------------
                                                                        Interest       Average
                                                       Average           Income/        Yield/
                                                       Balance           Expense         Rate
                                                     ------------     ------------   ------------
ASSETS
Earning assets:
  Loans                                              $  2,119,026     $     33,200           6.35%
Securities - taxable                                      513,567            5,575           4.40
Securities - tax exempt                                    31,429              493           6.36
Federal funds sold                                        116,590              724           2.52
    Total earning assets                                2,780,612           39,992           5.83

Nonearning assets:
  Cash and due from banks                                 141,339
  Interest receivable and other assets                    172,354
  Allowance for loan losses                               (25,917)
    Total nonearning assets                               287,776
Total assets                                         $  3,068,388

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits                               $    451,593     $        444           0.40%
Savings deposits                                          726,530            2,613           1.46
Time deposits                                             682,986            3,560           2.11
Short-term borrowings                                      28,915              162           2.27
Long-term borrowings                                        7,299              105           5.85
Junior subordinated debentures                             51,804            1,103           8.63
    Total interest-bearing liabilities                  1,949,127            7,987           1.66

Interest-free funds:
  Noninterest bearing deposits                            814,020
  Interest payable and other liabilities                   23,960
  Stockholders' equity                                    281,281
    Total interest free-funds                           1,119,261
    Total liabilities and stockholders' equity       $  3,068,388
Net interest income                                                   $     32,005
Net interest spread                                                                          4.17%
Net interest margin                                                                          4.67%

SOURCE  BancFirst
    -0-                             04/21/2005
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst Corporation/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
              PRN Photo Desk, photodesk@prnewswire.com/